                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement                 [   ]   Confidential, for Use of the Commission Only

[X ]    Definitive Proxy Statement                          (as permitted by Rule 14a-6(e)(2))

[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Commonwealth Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X ]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction
                 applies:
                          ------------------------------------------------------

         (2)     Aggregate number of securities to which transaction
                 applies:
                          ------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                   ---------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:
                                                                 ---------------
         (5)     Total fee paid:
                                 -----------------------------------------------


[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
                                         ---------------------------------------

         (2)     Form, schedule or registration statement no.:
                                                              ------------------

         (3)     Filing party:
                              --------------------------------------------------

         (4)     Date filed:
                            ----------------------------------------------------

                       [COMMONWEALTH BANCORP LETTERHEAD]


                                                 March 25, 1997

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Commonwealth Bancorp, Inc. The meeting will be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania on Thursday, April 24, 1997 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of and interest in Commonwealth Bancorp, Inc. is sincerely appreciated.

                                        Sincerely,


                                        /s/ CHARLES H. MEACHAM
                                        ---------------------------
                                        Charles H. Meacham
                                        Chairman of the Board
                                        and Chief Executive Officer

                           COMMONWEALTH BANCORP, INC.
                            COMMONWEALTH BANK PLAZA
                            2 WEST LAFAYETTE STREET
                        NORRISTOWN, PENNSYLVANIA  19401
                                 (610) 251-1600

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1997

                                ----------------


        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Commonwealth Bancorp, Inc. (the "Company") will be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania on Thursday, April 24, 1997 at 10:00 a. m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

        (1) To elect two (2) directors for a three-year term and until their successors are elected and qualified;

        (2) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

        The Board of Directors has fixed March 13, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                        By Order of the Board of Directors


                                        /s/ PATRICK J. WARD
                                        ---------------------------
                                        Patrick J. Ward
                                        President, Chief Operating
                                        Officer and Secretary

Norristown, Pennsylvania
March 25, 1997

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           COMMONWEALTH BANCORP, INC.

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 24, 1997


        This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock"), of Commonwealth Bancorp, Inc. (the "Company"), a Pennsylvania corporation which acquired all the outstanding stock of Commonwealth Bank (the "Bank") in connection with the conversion of Commonwealth Mutual Holding Company and the reorganization of the Bank to the stock holding company form of organization in June, 1996 (the "Conversion and Reorganization"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania on Thursday, April 24, 1997 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 25, 1997.

        The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patrick J. Ward, President, Chief Operating Officer and Secretary, Commonwealth Bancorp, Inc., 2 West Lafayette Street, Norristown, Pennsylvania 19401); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

        Only stockholders of record of the Company at the close of business on March 13, 1997 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 17,171,270 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.


        The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

        Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have the same effect as a vote against the proposal to ratify the appointment of the Company's independent auditors, but will not be counted as votes cast for the election of directors and, thus, will have no effect on the voting for the election of directors. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

        The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified.
One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors.

        No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, and all nominees currently serve as directors of the Company.

        Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.


           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000


                                         Position with the Company
                                         and Principal Occupation                  Director
 Name                      Age                   During                             Since (1)
 ----                      ---              the Past Five Years                   --------
                                         ---------------------------
 Charles H. Meacham         51           Chairman, President and                     1988
                                         Chief Executive Officer of the
                                         Company and the Bank


 Harry P. Mirabile          62           Director; Retired, previously               1990
                                         Secretary and Treasurer of
                                         Mirabile Beverage Company


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                     DIRECTORS WITH TERMS EXPIRING IN 1998

                                             Position with the Company and
                                                 Principal Occupation                     Director
      Name                       Age          During the Past Five Years                  Since(1)
      ----                       ---          --------------------------                  ---------
George C. Beyer, Jr.              58      Director; President and                            1990
                                          Chief Executive Officer
                                          of Valley Forge Financial
                                          Group, Inc.


William B. Haines, Jr.            71      Director; Retired, previously                      1980
                                          President of McFarland and
                                          Haines Insurance Agency


Nicholas Sclufer                  77      Director; Senior Partner                           1970
                                          of Penton Company

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                       Position with the Company and
                                      Principal Occupation During the           Director
       Name                  Age             Past Five Years                    Since(1)
       ----                  ---      --------------------------------          --------
 Joseph E. Colen, Jr.         58    Director; Chairman of                          1983
                                    Machined Metals Co., Inc.,
                                    President of Jennings
                                    International Co. and Oak-Corson Realty
                                    Co.


 Matthew T. Welde             70    Director; Retired, previously                  1977
                                    Chairman, President and Chief
                                    Executive Officer of the Bank


-----------------

        (1) Includes service as a director of the Bank.

STOCKHOLDER NOMINATIONS

        Article III, Section 3.12 of the Company's Bylaws governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

        Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the Annual Meeting.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

        Regular meetings of the Board of Directors of the Company and the Bank are typically held on a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Company held during 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during 1996 and the total number of meetings held by all committees of the Board on which the director served during such year.

        The Board of Directors of the Company has established various committees, including Executive and Audit Committees.

        The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Welde, Haines and Sclufer serve as members of this committee. The Audit Committee met four times during 1996.

        The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, except that mortgage loan approvals in excess of certain limits must be approved by the Board of Directors. Currently, Messrs. Meacham, Welde and Colen serve as members of this committee. The Executive Committee met five times during 1996.

        To date, the Company has not established a nominating committee, the functions of which are performed by the entire Board of Directors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors.


      Name                            Age                           Positions(s)
 --------------                -----------------    --------------------------------------------
 Patrick J. Ward                      41            President, Chief Operating Officer and
                                                     Secretary


 William J. Monnich                   47            Senior Vice President - Community
                                                     Banking Division


 Peter A. Kehoe                       44            Senior Vice President and President
                                                     of ComNet Mortgage Services Division

 Charles M. Johnston                  41            Senior Vice President and Chief Financial Officer


 David K. Griest                      45            Senior Vice President - Information Services

        Set forth below is a brief description of the background of each executive officer of the Company and the Bank who is not a director for at least the last five years.

        PATRICK J. WARD. Mr. Ward has served as President and Chief Operating Officer since December 1996 and as Senior Vice President - Finance Division and Chief Financial Officer of the Bank from July 1992 until December 1996. Previously he served as Controller and Vice President for the Wholesale Banking Group and prior thereto the Retail Banking Group of Mellon Bank, Pittsburgh, Pennsylvania. In addition, Mr. Ward has served as Secretary of the Company and the Bank since February 1997.

        WILLIAM J. MONNICH. Mr. Monnich has served as Senior Vice President - Community Banking Division of the Bank since January 1995. Previously he served as the Vice President of the Consumer Banking Department. Prior to joining the Bank in September 1992, he was a Vice President at CoreStates Bank. There, he held a variety of management positions in the international and retail banking groups.

        PETER A. KEHOE. Mr. Kehoe has served as President and Chief Executive Officer of ComNet since February 1996. From 1990 until 1995 Mr. Kehoe served as senior vice president, national production, for Comerica Mortgage, a wholly owned subsidiary of Comerica, Inc., a bank holding company with operations in Michigan, Illinois, Florida and Texas. Previously, he served as senior vice president, production, for Traveler's Mortgage Services, Inc., located in Cherry Hill, New Jersey, and as senior vice president, secondary marketing, for Metmor Financial, located in Los Angeles, California.

        CHARLES M. JOHNSTON. Charles M. Johnston joined the Bank in December 1996 as Senior Vice President - Chief Financial Officer. From June 1994 until joining the Bank, Mr. Johnston served as the Chief Financial Officer of TFC Enterprises Inc. in Norfolk, Virginia. Prior to joining TFC in June 1994, he held various management positions with the Mellon Bank Corporation, including Treasury Division Manager and Director of Investor Relations.

        DAVID K. GRIEST. David K. Griest has served as Senior Vice President - Information Systems Division since December 1996. Previously he served as Vice President of the Computer Systems and Services Departments. Prior to joining the Bank in 1989, he was the Vice President of Corporate Information Systems and Services at Meritor Financial Group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except that Mr. Mirabile filed a late report with respect to nine transactions to purchase Common Stock during the year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date,
(ii) each director of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                    Amount and Nature
            Name of Beneficial                        of Beneficial
            Owner or Number of                       Ownership as of               Percent of
             Persons in Group                     March 13, 1997(1)(2)            Common Stock
           --------------------                   --------------------            ------------
 Commonwealth Bancorp, Inc.                         1,301,468(3)                      7.6%
   Employee Stock Ownership
   Plan Trust
 70 Valley Stream Parkway
 Malvern, Pennsylvania 19355

 Directors:
 Charles H. Meacham                                   283,668(4)                      1.6
 George C. Beyer, Jr.                                 111,435(5)(6)                    *
 Joseph E. Colen, Jr.                                  83,613(6)(7)                    *
 William B. Haines, Jr.                                44,635(6)(8)                    *
 Harry P. Mirabile                                    108,946(6)(9)                    *
 Nicholas Sclufer                                      96,718(6)(10)                   *
 Matthew T. Welde                                      69,434(11)                      *

 Executive Officers:
 Patrick J. Ward                                       93,117(12)                      *
 William J. Monnich                                    50,732(13)                      *
 Peter A. Kehoe                                        20,847(14)                      *


 All directors and                                  1,030,963(15)                     6.0
  executive officers as a
  group (12 persons)

-----------------

*     Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) The Commonwealth Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, National Association, which acts as trustee of the plan ("Trustee"). As of the Voting Record Date, 907,599 shares of Common Stock held in the Trust were unallocated and 330,824 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustee must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will be voted by the Trustee in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(4) Includes 44,742 shares held jointly with Mr. Meacham's wife, 57,740 shares held on behalf of Mr. Meacham in the Company's Voluntary Investment Plan ("VIP"), 82,218 shares held in a Management Recognition Plan and Trust of the Company ("MRP"), which may be voted by him pending vesting and distribution, 4,376 shares allocated to Mr. Meacham pursuant to the ESOP and 83,099 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 5,297 shares held jointly with Mr. Beyer's wife, 28,329 shares held by Mr. Beyer's wife, 30,331 shares held in a partnership which Mr. Beyer is the general partner, and 15,140 shares held in a personal trust for the benefit of Mr. Beyer.

(6) Includes 15,526 shares held in the MRP, which may be voted by the individual pending vesting and distribution and 14,412 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 8,828 shares held jointly with Mr. Colen's wife and children and 10,000 shares held in a trust which Mr. Colen is trustee.

(8)   Includes 12,739 shares held jointly with Mr. Haines' wife.

(9) Includes 23,155 shares held jointly with Mr. Mirabile's wife and 3,000 shares held by Mr. Mirabile's wife.

(10)  Includes 27,005 shares held jointly with Mr. Sclufer's wife and children.

(11) Includes 34,627 shares held jointly with Mr. Welde's wife, 18,366 shares held in the MRP, which may be voted by Mr. Welde pending vesting and distribution and 14,412 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(12) Includes 1,464 shares held jointly with Mr. Ward's wife, 188 shares held on behalf of Mr. Ward in the VIP, 48,246 shares held in the MRP, which may be voted by Mr. Ward pending vesting and distribution, 3,992 shares allocated to him pursuant to the ESOP and 25,481 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 179 shares held on behalf of Mr. Monnich in the VIP, 30,397 shares held in the MRP, which may be voted by Mr. Monnich pending vesting and distribution, 3,145 shares allocated to him pursuant to the ESOP and 13,373 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 100 shares held in custody for Mr. Kehoe's children, 19,744 shares held in the MRP, which may be voted by Mr. Kehoe pending vesting and distribution, and 1,003 shares allocated to him pursuant to the ESOP.

(15) Includes 64,545 shares held on behalf of executive officers in the VIP, 316,880 shares held in the MRP, which may be voted by directors and executive officers pending vesting and distribution, 15,162 shares allocated to executive officers pursuant to the ESOP and 214,283 shares which may be acquired by executive officers and directors upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the most highly compensated executive officers of the Bank and its subsidiaries whose total compensation during the year ended December 31, 1996 exceeded $100,000.

                                                    Annual Compensation                Long Term Compensation(4)
                                                ----------------------------         -----------------------------
                                                                       Other
          Name and                                                    Annual                                            All Other
    Principal Position            Year      Salary(1)   Bonus(2)   Compensation(3)   Stock Grants(5)    Options(6)   Compensation(7)
    ------------------            ----      ------      -----      ------------      ------------       -------      ------------
 Charles H. Meacham               1996      $322,615    $60,272         $  0         $851,474             177,699           $63,620
  Chairman and Chief              1995       307,400     63,530            0                0                   0            18,830
  Executive Officer               1994       285,000     92,037            0          276,610             130,675            10,528

 Patrick J. Ward                  1996       151,130     28,234            0          567,654              98,722            19,620
  President and Chief             1995       146,160     27,928            0                0                   0            15,570
  Operating Officer               1994       126,000     34,827            0          105,380              42,468             7,428

 Robert M. Lambert(8)             1996       130,231     17,884            0                0                   0            19,003
  Senior Vice President and       1995       128,750     24,602            0                0                   0            16,498
  Chief Information Officer       1994       125,000     34,550            0          105,380              42,468             9,332

 William J. Monnich               1996       123,013     22,256            0          283,820              44,425            16,095
  Senior Vice President,          1995       116,336     22,744            0           79,210              32,704            13,320
  Community Banking Division      1994        85,684     20,030            0            9,330               9,764             5,049

 Peter A. Kehoe(9)                1996       115,058     26,482            0          283,820              44,425            15,045
  Senior Vice President and
  President of ComNet

---------------------

(1) Includes amounts deferred by the named executive officer pursuant to the VIP, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code and pursuant to which employees may defer up to 10% of their compensation.

(2) Consists of bonuses paid under the Bank's Management Incentive Compensation Plan which awards are based on a combination of the Bank's financial performance and an individual's or group rating for the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Bank-owned automobiles. In the opinion of management of the Bank the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) All amounts have been adjusted for the exchange of Common Stock for common stock of the Bank in the Conversion and Reorganization.

(5) Represents the grant of restricted Common Stock pursuant to the MRP, which were deemed to have had the indicated value at the date of grant, and which had a fair market value of $861,975, $328,380, $328,380, $29,070 and $-0- for the grants in 1994 to Messrs. Meacham, Ward, Lambert, Monnich and Kehoe, respectively, at December 31, 1996, a market value of $246,825 for the grant in 1995 to Mr. Monnich at December 31, 1996, and a market value of $888,495, $592,335, $-0-, $296,160 and
      $296,160 for the grants in 1996 to Messrs. Meacham, Ward, Lambert, Monnich and Kehoe, respectively, at December 31, 1996. The awards vest 20% a year from the date of grant.

(6) Consists of awards of options which are exercisable at the rate of 20% a year from the date of grant.

(7) Consists of amounts allocated during the year ended December 31, 1996 on behalf of Messrs. Meacham, Ward, Lambert, Monnich, and Kehoe pursuant to the ESOP of $19,620, $19,620, $17,040, $16,095 and $15,045, respectively, amounts paid in lieu of insurance benefits or premiums previously paid to officers of the Bank of $1,685, $-0-, $1,963, $-0- and $-0-, respectively, and $42,315 allocated on behalf of Mr. Meacham pursuant to the Company's Excess Benefit Plan.

(8)   Mr. Lambert retired effective December 31, 1996.

(9)   Mr. Kehoe's employment commenced in February 1996.

DIRECTOR COMPENSATION

      BOARD FEES. During the year ended December 31, 1996, each member of the Board of Directors of the Bank received an annual fee of $10,000, plus $900 for each meeting attended. Board members also received a fee of $500 for each committee meeting attended during 1996. In addition, each Board member received $100 per month for health insurance cost reimbursement.

      DIRECTORS' STOCK OPTION PLANS. The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the Directors' Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted a compensatory stock option to purchase 12,970 shares of Common Stock on January 21, 1994 and an option to purchase 1,442 shares of Common Stock on January 21, 1995. Options granted pursuant to the Directors' Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and are vested and exercisable six months from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Stock Option Plan, pursuant to which each non-employee director was granted on December 17, 1996 an option to purchase 29,616 shares of Common Stock at an exercise price of $14.375, which vest at the rate of 20% per year from the date of grant.

      RECOGNITION PLAN FOR DIRECTORS. The Company has adopted the Recognition Plan for Directors which provides for the grant of restricted Common Stock to non-employee directors. Pursuant to the Recognition Plan for Directors, each director of the Bank who was not an employee of the Bank or any subsidiary was granted 3,044 shares of restricted stock on January 21, 1994 (except that Mr. Welde was granted 9,131 shares) and 339 shares of restricted stock on January 21, 1995 (except that Mr. Welde was granted 1,016 shares). The restricted stock granted pursuant to the Recognition Plan for Directors vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization. The Company has also adopted the 1996 Recognition and Retention Plan, pursuant to which each non-employee director was granted on December 17, 1996 14,130 shares of restricted Common Stock, which vest at the rate of 20% per year from the date of grant.


EMPLOYMENT AGREEMENTS

      The Bank has entered into employment agreements with each of Messrs. Meacham, Ward, Johnston, Monnich, Kehoe and Griest pursuant to which the Bank agreed to employ these persons in their respective positions for a term of three years with a current base salary of $337,818, $195,000 $125,000, $127,000, $145,000 and $112,000, respectively. Each such salary may be increased in the discretion of the Board of Directors of the Bank and any such salary, as it may be increased from time to time, may not be decreased during the term of the employment agreement without the prior written consent of the affected officer. On an annual basis, the Board of Directors of the Bank considers renewal of each employment agreement for an additional year, and the term of an employment agreement shall be extended for an additional one-year period unless the Bank or the officer elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term. Each employment agreement is terminable with or without cause by the Bank. The employment agreements between the Bank and the officers provide that in the event of a wrongful termination of employment (including a voluntary termination by the officer as a result of the Bank's material breach of the agreement or as a result of certain adverse actions which are taken with respect to his or her employment following a Change in Control of the Bank, as defined) the officer would be entitled to an amount of cash severance which is equal to two times the officer's base salary as of the date of termination, and the officer would be entitled to continued participation in certain employee benefit plans of the Bank for a specified time, provided that in the event that there had been a Change in Control of the Bank prior to the wrongful termination of the officer's employment, or there existed certain specified events which could lead to a Change in Control of the Bank, the cash severance would amount to either two or three times the officer's average annual compensation, including bonuses, during the preceding five years and continued participation in certain employee benefit plans of the Bank. Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

STOCK OPTIONS

      The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1996.

OPTION GRANTS IN LAST FISCAL YEAR

===============================================================================================================================
                                                                                                    Potential Realizable Value
                                                                                                     at Assumed Annual Rates
                                    Individual Grants                                              of Stock Price Appreciation
                                                                                                       for Option Term(3)
------------------------------------------------------------------------------------------------------------------------------
                           Options       % of Total Options           Exercise     Expiration
     Name                  Granted     Granted to Employees(1)        Price(2)        Date              5%                10%
-------------------------------------------------------------------------------------------------------------------------------
 Charles H. Meacham        177,699             23.2%                  $14.375      12/17/06          $1,606,463      $4,071,093
-------------------------------------------------------------------------------------------------------------------------------
 Patrick J. Ward            98,722             12.9                   $14.375      12/17/06             892,482       2,261,726
-------------------------------------------------------------------------------------------------------------------------------
 Robert M. Lambert            --               --                       --            --                  --              --
-------------------------------------------------------------------------------------------------------------------------------
 William J. Monnich         44,425              5.8                   $14.375      12/17/06             401,618       1,017,779
-------------------------------------------------------------------------------------------------------------------------------
 Peter A. Kehoe             44,425              5.8                   $14.375      12/17/06             401,618       1,017,779
===============================================================================================================================

(1)   Percentage of options granted to all employees during 1996.
(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $23.42 and $37.29 at compounded rates of return of 5% and 10%, respectively.

      The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1996 and options held at December 31, 1996

=============================================================================================================================
                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND YEAR END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Number of                          Value of
                                  Shares                            Unexercised                        Unexercised
                                Acquired on     Value           Options at Year End                    Options at
             Name                Exercise      Realized                                                Year End(1)
                                                         --------------------------------------------------------------------
                                                           Exercisable    Unexercisable     Exercisable       Unexercisable

-----------------------------------------------------------------------------------------------------------------------------
Charles H. Meacham                 --            --            89,089          219,273      $907,919          $534,701
-----------------------------------------------------------------------------------------------------------------------------
Patrick J. Ward                    --            --            25,481          115,709       259,651           234,799
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Lambert                  --            --            42,468             --         432,749              --
-----------------------------------------------------------------------------------------------------------------------------
William J. Monnich                 --            --            13,373           67,953       118,341           236,709
-----------------------------------------------------------------------------------------------------------------------------
Peter A. Kehoe                     --            --               --            44,425          --              27,766
=============================================================================================================================


        (1)   Based on a per share market price of $15.00 at December 31, 1996.

PENSION PLAN

      The following table sets forth estimated annual benefits payable upon retirement at age 65 to the named executive officers under the Bank's defined benefit pension plan ("Pension Plan") based upon various levels of compensation and years of service.


                                                     Years of Service
  Remuneration          ---------------------------------------------------------------------------
  ------------
                             15            20               25             30             35
                           ------        ------          -------         ------         ------
    $125,000               $34,688       $46,250         $ 57,313       $ 69,375       $ 72,500
     150,000                42,188        56,250           70,313         84,375         88,125
     175,000                49,688        66,250           82,313         99,375        103,750
     200,000                57,188        76,250           95,313        114,375        119,375
     225,000                64,688        86,250          107,313        129,375        135,000
     250,000                72,188        96,250          120,313        144,375        150,625
     300,000                87,188       116,250          145,313        174,375        181,875

      The indicated amounts in the above table assume that participants elect a straight life annuity form of benefit.

      Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of compensation, excluding bonuses, commissions, overtime pay and other compensation, and excluding taxable fringe benefit amounts, during the last ten years prior to retirement. Such amounts are within 10% of the total compensation and bonus reported for the named individuals in the Summary Compensation Table above.

      The maximum annual compensation which may be taken into account under the Internal Revenue Code (as adjusted from time to time by the Internal Revenue Service) for calculating contributions under qualified defined benefit plans currently is $150,000 and the maximum annual benefit permitted under such plans currently is $118,800.

      At December 31, 1996, Messrs. Meacham, Ward, Lambert, Monnich and Kehoe had 22, four, ten, four and one years of credited service, respectively, under the Pension Plan.

VOLUNTARY INVESTMENT PLAN

         The Bank maintains a Voluntary Investment Plan ("VIP") for the benefit of employees. The VIP is a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the VIP by salary reduction up to 15% (10% for highly compensated employees) of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $9,240 in each plan year. The Bank does not contribute to the VIP. Pursuant to the VIP and the trust agreement entered into between the Bank and the VIP trustee, all funds contributed are held in a trust fund, which are invested at the direction of the employee in four separate funds; a certificate of deposit fund, a mutual stock fund, a GNMA fund, or a Common Stock fund.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Company has established an Employee Stock Ownership Plan ("ESOP") for employees age 21 or older who have at least one year of credited service with the Bank. The ESOP is funded by the Company's contributions made in cash (which primarily will be invested in Common Stock) or Common Stock. Benefits may be paid either in shares of Common Stock or in cash.

         In June 1996, the ESOP borrowed $9.3 million from the Company to purchase 789,722 shares of Common Stock in the Conversion and Reorganization and to repay the balance of the loan from an unaffiliated lender used to purchase shares of common stock of the Bank in the Bank's initial public offering in January 1994. The Company makes scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and interest on the loan, which has a maturity of ten years. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Generally accepted accounting principles require that any borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. In addition, shares purchased with borrowed funds will, to the extent of the borrowings, be excluded from stockholders' equity, representing unearned compensation to employees for future services not yet performed. Consequently, to the extent of the ESOP purchases of already issued shares in the open market, the Company's consolidated liabilities will increase to the extent of the ESOP's borrowings, and total and per share stockholders' equity will be reduced to reflect such borrowings. To the extent of the ESOP purchases of newly-issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net income would decrease because of the increase in the number of outstanding shares. In either case, as the borrowings used to fund ESOP purchases are repaid, total stockholders' equity will correspondingly increase.

         Shares purchased by the ESOP with the proceeds of the loan are held in a loan suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         A Committee appointed by the Board of Directors of the Company administers the ESOP ("ESOP Committee") and an unaffiliated financial institution has been appointed to act as trustee of the related trust. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustee after considering the recommendation of the ESOP Committee.

         The ESOP is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor thereunder.

SUPPLEMENTAL BENEFIT PLANS

         The Board of Directors of the Bank has authorized an excess benefit plan ("EBP") and a supplemental executive retirement plan ("SERP") to provide certain additional retirement benefits to Mr. Meacham. The EBP provides that Mr. Meacham shall receive an annual allocation of stock units representing shares of common stock of the Bank. The number of stock units allocable to his benefit each year shall be equal to the difference between the annual allocation of shares that would have been made to him in the Bank's ESOP, assuming that his compensation was $235,840, the previous limitation under the Code prior to amendments which reduced such limitation to $150,000 as set forth in Section 401(a)(17) of the Code, minus the number of shares actually allocated to his ESOP account in a particular year. The SERP provides that Mr. Meacham shall receive a supplemental retirement benefit at or after his normal retirement date which is calculated to produce a total retirement benefit payable by the Bank equal to 50% of his final average earnings, as defined, with certain offsets, and a reduction in the case of early retirement. For purposes of the SERP, Mr. Meacham's final average earnings means the average of his highest annual compensation received during any five of the current and preceding ten calendar years, with certain adjustments and exclusions.

COMPENSATION COMMITTEE

         Executive compensation philosophy, policies, and programs are the responsibility of the Compensation and Benefits Committee of the Board of Directors. During 1996, the members of the committee were Messrs. Colen, Mirabile and Beyer. No members of the committee is a current or former officer or employee of the Bank or any of its subsidiaries.

The report of the committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

REPORT OF THE COMPENSATION COMMITTEE

         The members recognize that Commonwealth must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the markets in which it competes. The competitive market for executives is primarily, banks of a similar asset size located in Pennsylvania and southern New Jersey; and secondarily, public banks of a similar asset size located in the northeastern quadrant of the United States.

         The current compensation program permits recognition of individual contribution, business unit results, and overall corporate results. Currently, executive compensation comprises base salary, short-term incentives, and stock grants from the initial public offering.

         BASE SALARY. The Compensation and Benefits Committee establishes base salaries for executives of Commonwealth by conducting an annual review utilizing salary survey data provided by an external compensation consultant.

         It is the intention of the Committee to pay base salaries at, or slightly below, the average salary paid by competitive banks.

         INCENTIVE PLAN. The incentive portion of the executives' total compensation program is tied to the achievement of specific individual and group corporate results. Because it is the committee's intention to link a significant portion of executive pay to changes in shareholder value the annual incentive bonus will include annual financial measures that are highly correlated to market indicators, such as Net Income, Earnings per Share, Cash Flow, and/or Return on Equity. Also, the Committee's intention is to offset conservative base salaries with significant upside potential via annual incentives (and stock plans) to provide for above average total remuneration in years when Commonwealth has outstanding performance.

         In addition, the Committee recognizes the importance of high level of customer satisfaction as an indicator of sustained performance and therefore the payout of the executives' incentives is tied to the achievement of customer satisfaction indicators.

         TAX DEDUCTIBILITY. At this point, and for the foreseeable future, Commonwealth does not anticipate problems with tax deductibility of executive compensation. If, in the future, this becomes a concern, the Compensation and Benefits Committee will revisit the issue.

                                        Joseph E. Colen, Jr.
                                        Harry P. Mirabile
                                        George C. Beyer, Jr.

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock since the Bank's initial public offering of the Common Stock in January 1994 with (i) the yearly cumulative total return on the stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Stock Market Index (for United States companies), and (ii) the yearly cumulative return on the stocks included in the NASDAQ Financial Stock Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                NASDAQ STOCK MARKET            NASDAQ FINANCIAL STOCKS             CMSB STOCK
                -------------------            -----------------------             ----------
Dec-93                  100.000                         100.000                      100.000
Mar-94                   95.794                          98.415                      128.667
Jun-94                   91.316                         104.435                      156.776
Sep-94                   98.876                         107.542                      154.174
Dec-94                   97.748                         100.237                      127.070
Mar-95                  106.561                         110.241                      138.694
Jun-95                  121.887                         119.396                      164.564
Sep-95                  136.568                         136.049                      242.895
Dec-95                  138.235                         145.953                      237.726
Mar-96                  144.692                         151.846                      241.792
Jun-96                  156.502                         155.446                      235.877
Sep-96                  162.075                         168.613                      242.759
Dec-96                  170.040                         187.127                      336.179


         Graph represents $100 invested in the Bank's initial public offering of Common Stock issued on January 21, 1994 at $4.81 per share. The Common Stock commenced trading on the NASDAQ Stock Market on January 24, 1994 at $7.52 per share. Stock prices have been adjusted to reflect the June 1996 conversion of 2.0775 shares of Company Common Stock for each share of Bank Stock.

INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, the Bank used to offer mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans. Except for interest rates and fees, these loans generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         As a result of the application of Section 22(h) of the Federal Reserve Act to savings associations, effective August 1989, any credit extended by a savings association, such as the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 1996, five of the directors and executive officers of the Company or the Bank had aggregate loan balances in excess of $60,000, which amounted to $700,421 in the aggregate, or approximately less than 1% of the Bank's retained earnings as of such date.
All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.


                   RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Arthur Andersen LLP independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Arthur Andersen LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR 1997.

                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1998, must be received at the principal executive offices of the Company, 2 West Lafayette Street, Norristown, Pennsylvania 19401, Attention: Patrick J. Ward, President, Chief Operating Officer and Secretary, no later than November 25, 1997. If such proposal is in compliance with all applicable requirements, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.


                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JAMES T. THOMAS, VICE PRESIDENT AND CONTROLLER, COMMONWEALTH BANCORP, INC., 2 WEST LAFAYETTE STREET, NORRISTOWN, PENNSYLVANIA. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                 OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY

                           COMMONWEALTH BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMONWEALTH BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 1997 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Commonwealth Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 13, 1997 at the Annual Meeting of Stockholders to be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania, on April 24, 1997, at 10:00 a.m., Eastern Time, and any adjournment thereof.


1.   ELECTION OF DIRECTORS

  [  ]     FOR all nominees listed     [  ]    WITHHOLD AUTHORITY
           below (except as marked             to vote for all nominees
           to the contrary below)              listed below

      Nominees for three-year term expiring in 2000:

      Charles H. Meacham and Harry P. Mirabile.


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997.

   [  ] FOR                [  ]  AGAINST            [  ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                    (CONTINUED ON REVERSE SIDE)

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO RATIFY THE AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


    Dated:                          , 1997
           -------------------------


                              ---------------------------------------------

                              ---------------------------------------------
                                                Signatures



PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Voluntary Investment Plan ("VIP") of Commonwealth Savings Bank to vote the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") which were allocated to my account as of March 13, 1997 under the VIP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 24, 1997.

1.   ELECTION OF DIRECTORS

    [  ]    FOR all nominees listed     [  ]     WITHHOLD AUTHORITY
            below (except as marked              to vote for all nominees
            to the contrary below)               listed below

       Nominees for three-year term expiring in 2000:

       Charles H. Meacham and Harry P. Mirabile.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997.

    [  ] FOR               [  ]   AGAINST           [  ]    ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO RATIFY THE AUDITORS FOR 1997.

                          Dated:                     , 1997
                                 --------------------



                          ---------------------------------------------
                                           Signature

                          If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will not be voted.

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were allocated to my account as of March 13, 1997 under the ESOP upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 24, 1997.

1.   ELECTION OF DIRECTORS

    [  ]    FOR all nominees listed     [  ]     WITHHOLD AUTHORITY
            below (except as marked              to vote for all nominees
            to the contrary below)               listed below

       Nominees for three-year term expiring in 2000:

       Charles H. Meacham and Harry P. Mirabile.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997.

    [  ] FOR               [  ]   AGAINST           [  ]    ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO RATIFY THE AUDITORS FOR 1997.

                         Dated:                     , 1997
                                --------------------




                         -----------------------------------
                                     Signature

                         If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustee in the same manner as the allocated shares under the ESOP have voted.

                           COMMONWEALTH BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

   The undersigned hereby instructs the Trustees of the trust created pursuant to the Recognition Plan of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were granted to me as of March 13, 1997 under the Recognition Plan upon the following proposals to be presented at the Annual Meeting of Stockholders of the Company on April 24, 1997.

1.   ELECTION OF DIRECTORS

  [  ]    FOR all nominees listed     [  ]     WITHHOLD AUTHORITY
          below (except as marked              to vote for all nominees
          to the contrary below)               listed below


      Nominees for three-year term expiring in 2000:

      Charles H. Meacham and Harry P. Mirabile.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997.

  [  ] FOR               [  ] AGAINST             [  ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

   SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO RATIFY THE AUDITORS FOR 1997.

                          Dated:                     , 1997
                                 --------------------




                          -----------------------------------
                                     Signature

                          If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustees of the Recognition Plans as directed by the plan administrators in their discretion.

                                                                  March 25, 1997


To: Participants in the Commonwealth Voluntary Investment Plan

        As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Voluntary Investment Plan ("VIP") will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the VIP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

        We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the VIP are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to your account under the VIP. Your will receive other voting material for those shares owned by you individually and not under the VIP.

                              Sincerely,



                              Charles H. Meacham
                              Chairman and Chief
                               Executive Officer

                                                                  March 25, 1997

To: Participants in the Commonwealth Recognition Plans

        As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the Management Recognition Plan for Officers, the Management Recognition Plan for Directors or the 1996 Recognition and Retention Plan (each a "Recognition Plan" or together the "Recognition Plans") will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to a Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

        We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for a Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plans as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been granted to you under a Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                          Sincerely,



                          Charles H. Meacham
                          Chairman and Chief
                           Executive Officer

                                                                  March 25, 1997


To: Participants in the Commonwealth Bancorp, Inc. Employee Stock Ownership
    Plan

        As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Employee Stock Ownership Plan ("ESOP") will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

        We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. Your will receive other voting material for those shares owned by you individually and not under the ESOP.

                          Sincerely,



                          Charles H. Meacham
                          Chairman and Chief
                           Executive Officer